DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance of the Dreyfus Premier State Municipal Bond Fund _ Connecticut Series for its fiscal year ended April 30, 1997 as shown in the following table:
                                TOTAL RETURN*             DISTRIBUTION RATE**
                                ______________           ____________________
    Class A..................       6.84%                        5.04%
    Class B..................       6.28%                        4.75%
    Class C..................       5.93%                        4.51%
Economic Review
      The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
      The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
      The strong economy has put an increasing number of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
      Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
      Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this fiscal year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
      While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. There is little reason to suspect that the Fed will soon change this policy.



Market Environment
      Despite the assumption of a twenty-five basis point rate hike incorporated into most long-term securities in advance of the Federal Reserve meeting on March 25, prices of those securities actually fell an additional twenty-five basis points after the announcement, reaching a 7.17% yield on the thirty-year Treasury bellwether bond on April 17. Due to good inflation data, the market later recovered to the 6.85% level, and then retreated to a 7.00% yield, after the FOMC, at its meeting on May 20, decided to hold short-term rates steady. This action normally would have encouraged higher prices, but has instead generated some price erosion.
      The volatility in the general fixed income market belies the remarkable stability of the municipal bond market. Since February 15, the thirty-year Treasury bond has corrected by nearly forty basis points. By comparison, municipal bond futures are off only one and three-quarters points and cash securities (the bonds themselves) are flat to off one point. This substantial outperformance by municipals has led to municipal/Treasury yield ratios which are as low as have been seen in over two years.
Portfolio Overview
      Your portfolio is made up of securities that are indicative of the relative stability of municipals compared to their taxable counterparts. Many new issue purchases and existing holdings are slightly shorter than the traditional maturity range to enable the Fund to maintain a competitive yield while reducing potential volatility should interest rates change. Over the reporting period the Fund was comprised of many securities with 6% or greater coupons for added stability and income, as well as some 5% to 5-1/4% coupon securities for potential price performance. These barbell strategy-oriented securities provide balance and liquidity, and are in especially high demand by retail and institutional investors. This strategy continues to be utilized due to its success over the past year.
      While there are many strategies at work in the Fund, one of the central themes continues to be emphasizing income. Since August, the Bond Buyer Revenue Bond Index has varied only 15 basis points above or below 5.95%. This narrow range indicator and the expectation of its continuation provide little impetus to make changes to that theme. However, we continue to evaluate the potentially changing financial landscape and stand ready to adjust our positions accordingly.
      Enclosed please find a copy of the recent portfolio holdings for your review.
                                  Very truly yours,
                          [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES   APRIL 30, 1997

[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
CONNECTICUT SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX


$22,014
Lehman Brothers
Municipal Bond Index*
Dollars
$19,778
Dreyfus Premier State Municipal
Bond Fund, Connecticut Series
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]




AVERAGE ANNUAL TOTAL RETURNS
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________      __________________      _______________         ____________    __________________
1 Year                         6.84%                 2.04%             1 Year                     6.28%             2.31%
5 Year                         6.87                  5.89              From Inception (1/15/93)   5.46              5.06
From Inception (5/28/87)       7.61                  7.11

                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________     ____________________
1 Year                         5.93%               4.94%
From Inception (8/15/95)       5.70                 5.70
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of
Dreyfus Premier State Municipal Bond Fund, Connecticut Series on 5/28/87
(Inception Date) to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index on that date. For comparative purposes, the value of the
Index on 5/31/87 is used as the beginning value on 5/28/87. All dividends and capital gain distributions are reinvested. Performance for Class B and Class
C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.
Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Connecticut municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the Prospectus and elsewhere in this report.
*  The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount          Value
                                                                                                   __________      __________
Connecticut_81.9%
Bridgeport 5.25%, 3/1/2017 (Insured; AMBAC).................................                      $  4,800,000    $ 4,553,136
Connecticut:
  5.50%, 3/15/2010..........................................................                         3,000,000      3,053,880
  6.875%, 7/15/2010 (Prerefunded 7/15/2000) (a).............................                         7,100,000      7,684,330
  6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a)................................                         3,000,000      3,260,790
  5.50%, 5/15/2014..........................................................                         2,000,000      1,979,240
  5.375%, 10/1/2014.........................................................                         6,500,000      6,348,875
  5.50%, 5/15/2015..........................................................                         3,000,000      2,961,090
  5.25%, 3/1/2016...........................................................                         5,000,000      4,783,500
  Special Tax Obligation Revenue (Transportation Infrastructure):
    Refunding 5.375%, 9/1/2008..............................................                         2,500,000      2,546,575
    7.125%, 6/1/2010........................................................                         8,400,000      9,828,840
    6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a)..............................                         8,500,000      9,320,760
    5.65%, 4/1/2013 (Insured; FGIC).........................................                         1,500,000      1,502,940
Connecticut Clean Water Fund, Revenue
  7%, 1/1/2011 (Prerefunded 1/1/2001) (a)...................................                         6,700,000      7,298,980
  5.125%, 5/1/2018..........................................................                         7,000,000      6,514,760
Connecticut Development Authority, Revenue:
  First Mortgage Gross
    (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020.....................                         3,565,000      3,823,035
  Health Care:
    (Jerome Home Project) 8%, 11/1/2019.....................................                         1,910,000      1,992,722
    (Masonic Charity Foundation of Connecticut) 6.50%, 8/1/2020 (Insured; AMBAC)                     4,400,000      4,613,356
  Life Care Facilities (Seabury Project):
    Refunding 8.75%, 9/1/2006...............................................                         1,625,000      1,639,219
    10%, 9/1/2021...........................................................                        11,175,000     11,857,346
  Water Facilities (Bridgeport Hydraulic) 6.15%, 4/1/2035...................                         2,750,000      2,754,428
Connecticut Health and Educational Facilities Authority, Revenue:
  (Bridgeport Hospital) 6.625%, 7/1/2018 (Insured; MBIA)....................                           700,000        746,669
  (Bridgeport Hospital) 5.375%, 7/1/2025 (Insured; Connie Lee)..............                         2,125,000      1,987,661
  (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)........................                         3,500,000      3,730,895
  (Day Kimball Hospital) 5.375%, 7/1/2026 (Insured; FSA)....................                         2,000,000      1,895,700
  (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)........................                         3,130,000      3,130,970
  (Greewich Hospital) 5.80%, 7/1/2026 (Insured; MBIA).......................                         9,365,000      9,331,473
  (Hartford University):
    6.75%, 7/1/2012.........................................................                         3,500,000      3,514,315
    6.80%, 7/1/2022.........................................................                         8,500,000      8,534,765
  (Johnson Evergreen Corp.) 8.50%, 7/1/2022.................................                         4,500,000      4,772,385
  (Loomis Chaffee School Project):
    6%, 7/1/2015 (Insured; MBIA)............................................                           715,000        735,485
    6%, 7/1/2025 (Insured; MBIA)............................................                         1,000,000      1,016,260
  (Middlesex Hospital) 6.25%, 7/1/2022 (Insured; MBIA)......................                         3,500,000      3,637,725
  (New Britian General Hospital) 6.125%, 7/1/2014 (Insured; AMBAC)..........                         1,000,000      1,036,070
  (New Britain Memorial Hospital) 7.75%, 7/1/2022...........................                        16,000,000     17,137,760
  (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)........................                         3,860,000      4,011,891
  (Quinnipiac College) 6%, 7/1/2013.........................................                         6,545,000      6,402,057



DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  ___________    ___________
Connecticut (continued)
Connecticut Health and Educational Facilities Authority, Revenue (continued):
  (Refunding-Nursing Home Program_3030 Park Fairfield Health Center Project)
    6.25%, 11/1/2021........................................................                    $    2,500,000  $  2,575,475
  (Sacred Heart University):
    6.50%, 7/1/2016.........................................................                         2,000,000      2,051,680
    6.125%, 7/1/2017........................................................                         1,000,000        996,460
    6.625%, 7/1/2026........................................................                         3,000,000      3,107,460
  (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)........................                         2,500,000      2,520,125
  (University of New Haven):
    6.625%, 7/1/2016........................................................                         4,050,000      4,143,515
    6.70%, 7/1/2026.........................................................                         8,605,000      8,820,211
  (Veterans Memorial Medical Center) 5.50%, 7/1/2026 (Insured; MBIA)........                         9,000,000      8,652,060
  (William W. Backus Hospital) 5.75%, 7/1/2027 (Insured; AMBAC).............                         2,500,000      2,466,275
  (Windham Community Memorial Hospital):
    5.75%, 7/1/2011.........................................................                         1,000,000        965,450
    6%, 7/1/2020............................................................                         1,000,000        963,940
  (Yale, New Haven Hospital) 5.70%, 7/1/2025 (Insured; MBIA)................                         5,820,000      5,735,203
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  7.20%, 11/15/2008.........................................................                         7,300,000      7,576,378
  6.20%, 5/15/2012 (Insured; MBIA)..........................................                         1,000,000      1,031,210
  6.40%, 5/15/2015 (Insured; MBIA)..........................................                         1,000,000      1,038,870
  6.125%, 5/15/2018 (Insured; MBIA).........................................                         1,655,000      1,691,658
  6.45%, 5/15/2022..........................................................                         6,000,000      6,137,640
  6.70%, 11/15/2022.........................................................                         22,035,000    22,770,088
  6.75%, 11/15/2023.........................................................                         5,260,000      5,444,784
  6.30%, 5/15/2024 (Insured; MBIA)..........................................                         1,000,000      1,026,570
  6%, 11/15/2027............................................................                         5,000,000      4,937,750
Connecticut Municipal Electric Energy Cooperative, Power Supply System
Revenue, Refunding:
  5%, 1/1/2011 (Insured; MBIA)..............................................                         4,660,000      4,444,242
  5%, 1/1/2012 (Insured; MBIA)..............................................                         2,000,000      1,901,020
  5%, 1/1/2013 (Insured; MBIA)..............................................                         2,000,000      1,886,700
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
  (Wheelabrator Lisbon Project):
    5.50%, 1/1/2014.........................................................                        10,000,000      9,454,700
    5.50%, 1/1/2020.........................................................                         7,250,000      6,609,608
New Haven 7.40%, 8/15/2011 (Prerefunded 8/15/2001) (a)......................                         1,500,000      1,673,655
South Central 5.375%, 8/1/2016 (Insured; FGIC)..............................                         2,000,000      1,930,080
Stamford 6.60%, 1/15/2010...................................................                         2,750,000      3,086,765
University of Connecticut 5%, 2/1/2015 (Insured; FGIC)......................                         1,250,000      1,164,213
U. S. Related_18.1%
Commonwealth of Puerto Rico:
  5.40%, 7/1/2025...........................................................                        10,750,000     10,049,960
  (Public Improvement) 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)...........                         6,000,000      6,641,160


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  __________      __________
U. S. Related (continued)
Puerto Rico Aqueduct and Sewer Authority, Revenue:
  6%, 7/1/2009..............................................................                    $    7,250,000    $ 7,594,158
  Refunding 5%, 7/1/2019....................................................                         2,500,000      2,233,450
Puerto Rico Electric Power Authority, Power Revenue
  7%, 7/1/2021 (Prerefunded 7/1/2001) (a)...................................                         6,775,000      7,495,656
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.578%, 7/1/2010 (b)......................................................                         3,200,000      2,996,000
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)...............................                         5,000,000      5,494,550
  5.50%, 7/1/2026...........................................................                         3,000,000      2,827,680
  5.50%, 7/1/2036...........................................................                         5,000,000      4,713,450
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
Financing Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014........                         2,000,000      2,152,219
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines):
  6.30%, 6/1/2023...........................................................                         2,000,000      2,021,420
  6.25%, 6/1/2026...........................................................                         3,250,000      3,288,902
University of Puerto Rico, University Revenue
  5.50%, 6/1/2015 (Insured; MBIA)...........................................                         5,000,000      4,962,950
  5.25%, 6/1/2025 (Insured; MBIA)...........................................                         3,400,000      3,207,185
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $350,546,309).......................................                                     $362,422,408
                                                                                                                ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
                                                                           Insurance Corporation
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _________________          ____________________
AAA                                Aaa                            AAA                               35.0%
AA                                 Aa                             AA                                25.7
A                                  A                              A                                 15.3
BBB                                Baa                            BBB                               17.0
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      7.0
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest rate is subject to change periodically.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1997
                                                                                              Cost                  Value
                                                                                         _______________       _______________
ASSETS:                          Investments in securities_See Statement of Investments     $350,546,309          $362,422,408
                                 Interest receivable........................                                         7,633,292
                                 Receivable for shares of Beneficial Interest subscribed                               659,287
                                 Prepaid expenses...........................                                             8,731
                                                                                                               _______________
                                                                                                                   370,723,718
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         166,245
                                 Due to Distributor.........................                                            98,751
                                 Cash overdraft due to Custodian............                                           280,279
                                 Payable for shares of Beneficial Interest redeemed                                    245,858
                                 Accrued expenses...........................                                         100,245
                                                                                                               _______________
                                                                                                                       891,378
                                                                                                               _______________
NET ASSETS..................................................................                                      $369,832,340
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $357,908,967
                                 Accumulated net realized gain (loss) on investments                                    47,274
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......on investments_Note 4                                                       11,876,099
                                                                                                               _______________
NET ASSETS..................................................................                                      $369,832,340
                                                                                                               ===============

                                             NET ASSET VALUE PER SHARE
                                            ___________________________
                                                                     Class A                  Class B                Class C
                                                                   _____________           _____________         _____________
Net Assets.............................................            $313,881,215              $54,661,269            $1,289,856
Shares Outstanding.....................................              26,585,426                4,632,250               109,399
NET ASSET VALUE PER SHARE..........................                      $11.81                   $11.80                $11.79
                                                                         ======                  =======               =======





SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF OPERATIONS                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $22,402,248
EXPENSES:                        Management fee_Note 3(a)...................                  $1,972,181
                                 Shareholder servicing costs_Note 3(c)......                   1,095,192
                                 Distribution fees_Note 3(b)................                     219,526
                                 Professional fees..........................                      50,373
                                 Custodian fees.............................                      38,790
                                 Prospectus and shareholders' reports.......                      26,459
                                 Registration fees..........................                       8,056
                                 Trustees' fees and expenses_Note 3(d)......                       5,088
                                 Loan commitment fees_Note 2................                       2,155
                                 Miscellaneous..............................                     141,372
                                                                                         _______________
                                       Total Expenses.......................                                         3,559,192
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                        18,843,056
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $3,951,803
                                 Net unrealized appreciation (depreciation) on investments     1,565,956
                                                                                         _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         5,517,759
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $24,360,815
                                                                                                                 =============











SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended           Year Ended
                                                                                    April 30, 1997        April 30, 1996
                                                                                    _______________      ________________
OPERATIONS:
  Investment income_net..........................................                   $  18,843,056         $  20,116,214
  Net realized gain (loss) on investments.................................              3,951,803             5,701,419
  Net unrealized appreciation (depreciation) on investments............                 1,565,956            (1,150,970)
                                                                                    _______________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......            24,360,815            24,666,663
                                                                                    _______________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................           (16,770,226)          (18,231,897)
    Class B shares.........................................................            (2,025,054)           (1,877,253)
    Class C shares.........................................................               (47,776)               (7,064)
  Net realized gain on investments:
    Class A shares.........................................................            (6,524,313)               ___
    Class B shares.........................................................              (881,137)               ___
    Class C shares.........................................................               (21,981)               ___
                                                                                    _______________      ________________
      Total Dividends......................................................          (26,270,487)           (20,116,214)
                                                                                    _______________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................            14,824,400            14,645,030
    Class B shares.........................................................             6,357,304             5,468,178
    Class C shares.........................................................               578,813             1,023,317
  Dividends reinvested:
    Class A shares.........................................................           13,821,357             10,502,564
    Class B shares.........................................................            2,091,292              1,298,271
    Class C shares.........................................................                60,960                 6,163
  Cost of shares redeemed:
    Class A shares.........................................................          (43,665,745)           (43,749,996)
    Class B shares.........................................................           (6,145,158)            (3,727,309)
    Class C shares.........................................................             (593,525)                (1,996)
  Net assets received in connection with reorganization_Note 1.............            23,008,697                 ___
                                                                                    _______________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         10,338,395            (14,535,778)
                                                                                    _______________      ________________
        Total Increase (Decrease) in Net Assets..........................              8,428,723             (9,985,329)
NET ASSETS:
  Beginning of Period.....................................................           361,403,617            371,388,946
                                                                                    _______________      ________________
  End of Period............................................................          $369,832,340          $361,403,617
                                                                                    ==============      ================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                     Shares
                                                                                     _____________________________________
                                                                                       Year Ended             Year Ended
                                                                                     April 30, 1997         April 30, 1996
                                                                                     ______________         ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            1,270,249             1,212,141
    Shares issued in connection with reorganization_Note 1.................              797,831                 ___
    Shares issued for dividends reinvested.................................            1,154,938               869,313
    Shares redeemed........................................................           (3,661,035)           (3,626,051)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding          (438,017)           (1,544,597)
                                                                                     =============        ===============

    Class B
    ________
    Shares sold............................................................              568,724               453,771
    Shares issued in connection with reorganization_Note 1.................             1,140,308                ___
    Shares issued for dividends reinvested................................                174,856              107,482
    Shares redeemed........................................................             (517,010)              (309,036)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding          1,366,878               252,217
                                                                                     =============        ===============

    Class C*
    _________
    Shares sold............................................................                48,510               84,387
    Shares issued in connection with reorganization_Note 1.................                21,055                  ___
    Shares issued for dividends reinvested.................................                 5,100                  515
    Shares redeemed........................................................               (50,000)                (168)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding            24,665                 84,734
                                                                                     =============        ===============
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS A SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........          $11.90        $11.76       $11.81        $12.26        $11.45
                                                          ______         ______       ______        ______        ______
    Investment Operations:
    Investment income_net........................             .64           .66          .67           .68           .71
    Net realized and unrealized gain (loss)
      on investments.............................             .16           .14         (.05)        (.42)           .81
                                                          ______         ______       ______        ______        ______
    Total from Investment Operations.............             .80           .80          .62           .26         1.52
                                                          ______         ______       ______        ______        ______
    Distributions:
    Dividends from investment income_net.........            (.64)         (.66)        (.67)        (.68)          (.71)
    Dividends from net realized gain on investments          (.25)           __         __           (.03)      __
                                                          ______         ______       ______        ______        ______
    Total Distributions..........................           (.89)          (.66)        (.67)        (.71)          (.71)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............          $11.81        $11.90       $11.76       $11.81         $12.26
                                                         ========       =======      =======        ======       =======
TOTAL INVESTMENT RETURN*........................           6.84%          6.85%        5.47%        1.92%         13.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .93%           .92%         .89%         .80%           .69%
    Ratio of net investment income
      to average net assets......................          5.32%          5.45%        5.77%        5.44%          5.93%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........            __             __          .01%         .09%           .21%
    Portfolio Turnover Rate......................         30.66%         28.83%       10.48%       10.83%         24.22%
    Net Assets, end of period (000's Omitted)....       $313,881       $321,559     $335,964      $364,182     $ 360,020
    *Exclusive of sales load.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS B SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993(1)
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........         $11.89         $11.76       $11.80        $12.26        $11.89
                                                          ______         ______       ______        ______        ______
    Investment Operations:
    Investment income_net........................            .57            .60          .61          .61           .18
    Net realized and unrealized gain (loss)
      on investments.............................            .16            .13         (.04)        (.43)          .37
                                                          ______         ______       ______        ______        ______
    Total from Investment Operations.............            .73            .73          .57           .18         .55
                                                          ______         ______       ______        ______        ______
    Distributions:
    Dividends from investment income_net.........           (.57)          (.60)        (.61)        (.61)        (.18)
    Dividends from net realized gain on investments         (.25)           __         __            (.03)           __
                                                          ______         ______       ______        ______        ______
    Total Distributions..........................           (.82)          (.60)        (.61)        (.64)         (.18)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............         $11.80         $11.89       $11.76        $11.80       $12.26
                                                         ========       =======      =======        ======       =======
TOTAL INVESTMENT RETURN(2).......................          6.28%          6.20%        4.99%         1.26%        16.08%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          1.45%          1.44%        1.41%         1.36%         1.12%(3)
    Ratio of net investment income
      to average net assets...................             4.79%          4.92%        5.21%         4.78%         4.57%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........            __            __           .01%          .08%          .12%(3)
    Portfolio Turnover Rate......................         30.66%         28.83%       10.48%        10.83%        24.22%
    Net Assets, end of period (000's Omitted)....        $54,661        $38,838      $35,425       $32,246       $9,492
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________

    Net asset value, beginning of period....................................                $11.89               $11.84
                                                                                           ________             ________
    Investment Operations:
    Investment income_net...................................................                   .54                  .40
    Net realized and unrealized gain (loss)
      on investments........................................................                   .15                  .05
                                                                                           ________             ________
    Total from Investment Operations........................................                   .69                  .45
                                                                                           ________             ________
    Distributions:
    Dividends from investment income_net....................................                  (.54)                (.40)
    Dividends from net realized gain on investments.........................                  (.25)                 __
                                                                                           ________             ________
    Total Distributions.....................................................                  (.79)                (.40)
                                                                                           ________             ________
    Net asset value, end of period..........................................                $11.79               $11.89
                                                                                           ========            =========
TOTAL INVESTMENT RETURN(2)..................................................                 5.93%                5.31%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                 1.70%                1.64%(3)
    Ratio of net investment income
      to average net assets.................................................                 4.56%                4.31%(3)
    Portfolio Turnover Rate.................................................                30.66%               28.83%
    Net Assets, end of period (000's Omitted)...............................                $1,290               $1,007
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.







SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the Connecticut Series of the Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-Connecticut Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-Connecticut Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-Connecticut Series on March 25, 1997, and was consummated after the close of business on April 1, 1997 at which time 724,521 Class A shares valued at $12.94 per share, 1,033,959 Class B shares valued at $12.95 per share, and 19,088 Class C shares valued at $12.94, representing combined net assets of $23,008,697, (including $762,086 net unrealized appreciation on investments) were exchanged by DPIMBF-Connecticut Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $14,680 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $211,666 was charged to the Fund for the Class B shares and $7,860 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $787,993, $105,833 and $2,620 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $138,641 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $108,805,054 and $122,602,672, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $11,876,099, consisting of $13,605,154 gross unrealized appreciation and $1,729,055 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes), and
    _ the Fund hereby designates $.2498 per share as a long-term capital gain distribution of the $.2505 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, CONNECTICUT SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                        064/623AR974
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Registration Mark

Annual Report
Dreyfus Premier State
Municipal Bond Fund
Connecticut Series
April 30, 1997